Exhibit 10.1

ARVINAS HOLDING COMPANY, LLC

INCENTIVE SHARE PLAN

1. Purpose. The purpose of this Arvinas Holding Company, LLC Incentive Share Plan (as amended from time to time, this “Plan”) is to advance the interests of Arvinas Holding Company, LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”) and its Related Entities by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Related Entities and upon whose efforts and judgment the success of the Company and its Related Entities are dependent, through the encouragement of equity ownership in the Company by such persons.

2. Definitions. As used herein, the following terms shall have the meaning indicated:

(a) “Award Agreement” shall mean the agreement between the Company and the Recipient, which agreement evidences the award of Incentive Shares pursuant to this Plan and which sets forth certain terms, provisions, conditions and restrictions related to the grant of Incentive Shares to such Recipient.

(b) “Board” or “Board of Managers” shall mean the Board of Managers of the Company.

(c) “Continuous Service” shall mean the uninterrupted provision of services to the Company or any Related Entity in any capacity of manager, director, officer, employee, advisor or consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence (including, without limitation, sick leave, military leave, or any other authorized personal leave); (ii) transfers among the Company and its Related Entities in any capacity of manager, director, officer, employee, advisor or consultant; or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of manager, director, officer, employee, advisor or consultant (except as otherwise provided in the Award Agreement).

(d) “Effective Date” shall mean January 1, 2015.

(e) “Incentive Shares” shall mean any Incentive Shares of the Company granted under this Plan.

(f) “Operating Agreement” shall mean that certain Operating Agreement of the Company, dated as of January 1, 2015, as it may be amended from time to time.

(g) “Person” shall mean any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company or other legal entity or organization.

(h) “Plan Committee” shall mean the committee appointed by the Board pursuant to Section 11(a) hereof, or, if such committee is not appointed, the Board.

(i) “Recipient” shall mean any manager, director, officer, employee, advisor or consultant of the Company or its Related Entities to whom Incentive Shares are granted under this Plan or any Person who succeeds to the rights of such Person in accordance with the terms of this Plan.

(j) “Related Entity” shall mean any Subsidiary and/or other entity which is designated by the Company, from time to time, and as set forth in a written instrument, as a participating employer in this Plan.

(k) “Securities Act” shall mean the Securities Act of 1933, as amended.

(l) “Subsidiary(ies)” shall mean any entity of which the Company owns fifty percent (50%) or more of the ownership interests directly, or indirectly via another Subsidiary.

(m) “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether voluntary or involuntary including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

(n) “Unvested Shares” means that portion, if any, of Incentive Shares which remains subject to a vesting schedule, forfeiture restrictions, performance requirements or similar conditions precedent under this Plan and the Award Agreement pursuant to which such Incentive Shares were granted.

(o) “Vested Share(s)” shall mean the portion of the Incentive Shares granted pursuant to this Plan in which the Recipient is vested pursuant to Section 5(a) hereof and the Award Agreement pursuant to which such Incentive Shares were granted.

3. Incentive Shares Available for Grants. The Plan Committee or the Board may from time to time grant Incentive Shares to one or more Recipients consisting of up to an aggregate of 4,778,300 Incentive Shares. Incentive Shares previously granted under this Plan shall be available for subsequent issuance under this Plan to the extent that such Incentive Shares are forfeited or cancelled or otherwise expire, terminate or revert back to the Company for any reason. Should any change be made to the Incentive Shares by reason of any split, share dividend, combination of shares, exchange of shares or other change affecting the outstanding Incentive Shares as a class without the Company’s receipt of consideration, appropriate adjustments shall be made, at the sole discretion of the Board, to (a) the maximum number and/or class of securities issuable under this Plan and (b) the number and/or class of securities in effect under each outstanding Award Agreement.

4. Conditions for Grant of Incentive Shares.

Each grant of Incentive Shares shall be evidenced by an Award Agreement that may contain any term deemed necessary or desirable by the Board or the Plan Committee provided that such terms are not inconsistent with this Plan, the Operating Agreement and any applicable law. Recipients shall be those persons selected by the Board or the Plan Committee from the class of managers, directors, officers, employees, advisors and consultants of the Company and its Related Entities as the Board or the Plan Committee deems appropriate.

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(a) In granting awards of Incentive Shares, the Board or the Plan Committee shall take into consideration the contribution the Recipient has made to the success of the Company and its Related Entities, and such other factors as the Board or the Plan Committee shall determine. The Board or the Plan Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Related Entities with regard to these matters. The Board or the Plan Committee may from time to time in granting awards of Incentive Shares under this Plan impose such other terms and conditions to the grant of such Incentive Shares as it deems appropriate including, without limitation, (i) the amount, if any, to be paid by the Recipient for such Incentive Shares, (ii) the date or dates on which such Incentive Shares vest and (iii) the events upon which the Recipient may be deemed to have forfeited his or her right, title or interest, if any, in such Incentive Shares provided that such terms and conditions are not more favorable to a Recipient than those expressly permitted herein.

(b) The Incentive Shares granted to a Recipient under this Plan shall be in addition to his, her or its regular compensation and benefits related to the Recipient’s Continuous Service with the Company or its Related Entities. Neither this Plan nor any Incentive Share grant under this Plan shall confer upon any person any right to Continuous Service with the Company or its Related Entities.

5. Vesting of Incentive Shares.

(a) The Incentive Shares granted to a Recipient pursuant to this Plan shall vest and thus become Vested Shares at such times and in such a manner as determined by the Board or the Plan Committee at the time of the grant and as set forth in the Award Agreement to be entered into by and between the Company and the Recipient.

(b) The Board or the Plan Committee shall be authorized to accelerate the vesting of any Incentive Shares granted under this Plan at such times and upon such terms and conditions as the Board or the Plan Committee shall deem advisable, and which determination shall be made on an individual by individual basis and need not be uniform among all Recipients.

6. Issuance of Incentive Shares.

(a) Upon the execution and delivery of an Award Agreement, the Company shall be deemed to have issued and delivered to the Recipient, and the Recipient shall be deemed to have received, the number of Incentive Shares specified under such Award Agreement, which Incentive Shares shall have all such rights, benefits and entitlements, and be subject to all terms, provisions, conditions and restrictions, as are provided for pursuant to such Award Agreement, this Plan and the Operating Agreement.

(b) As a condition to any issuance of Incentive Shares pursuant to this Plan, the Board or the Plan Committee may require such agreements or undertakings as the Board or the Plan Committee may deem necessary or advisable.

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7. Rights as to Incentive Shares.

(a) A Recipient to whom Incentive Shares have been granted under this Plan shall have all the rights of a holder of Incentive Shares of the Company as set forth in the Operating Agreement; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Plan and the applicable Award Agreement. Any Incentive Shares issued to the Recipient as a distribution with respect to Incentive Shares shall have the same status as the Incentive Shares on which such distribution has been granted and shall be subject to the same provisions and restrictions set forth in this Plan and in the applicable Award Agreement as if such Incentive Shares were originally granted thereunder.

(b) Notwithstanding any term or provision of this Plan to the contrary, nothing herein shall affect, in any manner, the right, power or authority of the Company to make, authorize or consummate: (i) any recapitalization, reorganization or other change in the Company’s capital structure or its business; (ii) any merger, share exchange or consolidation by or of the Company; (iii) any issue by the Company of any debt or equity securities; (iv) the dissolution, liquidation or winding up of the Company; (v) any sale, transfer or assignment of all or any part of the equity shares, assets or business of the Company; or (vi) any other transaction, act or proceeding (whether of a similar character or otherwise).

8. Restrictions on Transfer. No Transfer of Incentive Shares shall be permitted unless such Transfer is approved by the Board. Any Transfer or attempted Transfer not in compliance with this Section 8 or any other applicable provision or restriction of this Plan, the Award Agreement and/or the Operating Agreement shall be null, void and of no effect and shall not be effected upon the records of the Company.

9. Forfeiture of Unvested Incentive Shares. If a Recipient’s Continuous Service is terminated for any reason, then, unless otherwise set forth in such Recipient’s Award Agreement, all of the Unvested Incentive Shares held by such Recipient shall immediately be forfeited and revert back to the Company without any payment to the Recipient.

10. Additional Requirements. As a condition to a Recipient receiving a grant of Incentive Shares under this Plan, the Recipient shall become party to the Operating Agreement as a Member (if such Recipient is not already a party to the Operating Agreement as a Member) and the Board or the Plan Committee may require that the Recipient comply with certain covenants to be set forth in the Recipient’s Award Agreement and/or employment or consulting agreement (including, without limitation, covenants relating to confidentiality, nondisclosure, non-competition and/or non-solicitation). In such a case, the Recipient must execute an Award Agreement and/or employment or consulting agreement acknowledging and agreeing to abide by the covenants set forth therein.

11. Administration of this Plan.

(a) This Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board or by an existing committee designated by the Board (the “Plan Committee”). The Plan Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

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(b) The Board may grant awards of Incentive Shares pursuant to this Plan to any persons to whom Incentive Shares may be granted under Section 4(a) hereof.

(c) The Board or the Plan Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The determinations by the Plan Committee, and its interpretation and construction of any provision of this Plan or any Incentive Share award, shall be final and conclusive upon all persons other than the Board.

(d) Any and all decisions or determinations of the Plan Committee shall be made either (i) by the majority of the votes of the members of the Plan Committee at a meeting or (ii) without a meeting by the unanimous written consent of the members of the Plan Committee.

12. Withholding or Deduction for Taxes. The Company’s issuance of any Incentive Shares under this Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding obligations.

13. Interpretation.

(a) This Plan shall be governed by the laws of the State of Delaware.

(b) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(c) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

14. Amendment and Discontinuation of this Plan. The Plan Committee or the Board may from time to time amend, suspend or terminate this Plan and any such amendment, suspension or termination will be final and binding on all holders of Incentive Shares.

15. Termination Date. This Plan shall terminate on the 10th anniversary of the Effective Date unless extended by the Board.

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FIRST AMENDMENT TO

ARVINAS HOLDING COMPANY, LLC

INCENTIVE SHARE PLAN

This FIRST AMENDMENT TO ARVINAS HOLDING COMPANY, LLC INCENTIVE SHARE PLAN (this “First Amendment”) is dated as of October 16, 2015.

WHEREAS, the Board of Managers of Arvinas Holding Company, LLC (the “Company”) deems it to be in the best interests of the Company to amend the Arvinas Holding Company, LLC Incentive Share Plan (the “Plan”) in order to increase the aggregate number of the Company’s Incentive Shares issuable under the Plan from 4,778,300 to 10,278,300 and to include certain accelerated vesting provisions.

NOW, THEREFORE, the Plan shall be amended as follows.

1. Amendment to Section 3 of the Plan. The reference to “4,778,300” in Section 3 of the Plan is hereby amended and replaced with “10,278,300”.

2. Amendment to Section 5 of the Plan. The following clause (c) is hereby added to the end of Section 5 of the Plan:

(c) In addition to the terms and conditions related to the vesting of Incentive Shares as set forth in Sections 5(a) and (b) of this Plan and as set forth in the Award Agreement applicable to such Incentive Shares, the Incentive Shares granted to a Recipient pursuant to this Plan shall vest and thus become Vested Shares at such time as the Company indefeasibly receives an aggregate cash amount in excess of the Aggregate Hurdle Amount (as defined below) applicable to such Incentive Shares from one or more sales by the Company of the outstanding equity securities of its subsidiaries that are held by the Company. The term “Aggregate Hurdle Amount” shall mean, with respect to any Incentive Share, the sum of (a) $56,910,002, (b) the aggregate purchase price amount received by the Company in exchange for the issuance and sale by the Company of its Preferred Shares (as such term is defined in the Operating Agreement) after October 16, 2015 and (c) the Participation Threshold (as such term is defined in the Operating Agreement) applicable to such Incentive Share.

3. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this First Amendment was duly adopted by the Company effective as of the date first set forth above.

ARVINAS HOLDING COMPANY, LLC

By:	/s/ Manuel Litchman
Name: Dr. Manuel Litchman
Title: President

[signature page to First Amendment to Incentive Share Plan]

SECOND AMENDMENT TO INCENTIVE SHARE PLAN

SECOND AMENDMENT TO

ARVINAS HOLDING COMPANY, LLC

INCENTIVE SHARE PLAN

This SECOND AMENDMENT TO ARVINAS HOLDING COMPANY, LLC INCENTIVE SHARE PLAN (this “Second Amendment”) is dated as of December 22, 2016.

WHEREAS, the Board of Managers of Arvinas Holding Company, LLC (the “Company”) deems it to be in the best interests of the Company to amend the Arvinas Holding Company, LLC Incentive Share Plan (the “Plan”) in order to increase the aggregate number of the Company’s Incentive Shares issuable under the Plan from 10,278,300 to 11,919,300.

NOW, THEREFORE, the Plan shall be amended as follows.

1. Amendment to Section 3 of the Plan. The reference to “10,278,300” in Section 3 of the Plan is hereby amended and replaced with “11,919,300”.

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Second Amendment was duly adopted by the Company effective as of the date first set forth above.

ARVINAS HOLDING COMPANY, LLC

By:	/s/ Manuel Litchman
Name: Dr. Manuel Litchman
Title: President

THIRD AMENDMENT TO

ARVINAS HOLDING COMPANY, LLC

INCENTIVE SHARE PLAN

This THIRD AMENDMENT TO ARVINAS HOLDING COMPANY, LLC INCENTIVE SHARE PLAN (this “Third Amendment”) is dated as of September 8, 2017.

WHEREAS, the Board of Managers of Arvinas Holding Company, LLC (the “Company”) deems it to be in the best interests of the Company to amend the Arvinas Holding Company, LLC Incentive Share Plan (the “Plan”) in order to increase the aggregate number of the Company’s Incentive Shares issuable under the Plan from 11,919,300 to 12,519,300.

NOW, THEREFORE, the Plan shall be amended as follows.

1. Amendment to Section 3 of the Plan. The reference to “11,919,300” in Section 3 of the Plan is hereby amended and replaced with “12,519,300”.

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Third Amendment was duly adopted by the Company effective as of the date first set forth above.

ARVINAS HOLDING COMPANY, LLC

By:	/s/ Sean Cassidy
Name: Sean Cassidy
Title: Treasurer

FOURTH AMENDMENT TO

ARVINAS HOLDING COMPANY, LLC

INCENTIVE SHARE PLAN

This FOURTH AMENDMENT TO ARVINAS HOLDING COMPANY, LLC INCENTIVE SHARE PLAN (this “Fourth Amendment”) is dated as of March 29, 2018.

WHEREAS, the Board of Managers of Arvinas Holding Company, LLC (the “Company”) deems it to be in the best interests of the Company to amend the Arvinas Holding Company, LLC Incentive Share Plan (the “Plan”) in order to increase the aggregate number of the Company’s Incentive Shares issuable under the Plan from 12,519,300 to 20,148,300.

NOW, THEREFORE, the Plan shall be amended as follows.

1. Amendment to Section 3 of the Plan. The reference to “12,519,300” in Section 3 of the Plan is hereby amended and replaced with “20,148,300”.

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Fourth Amendment was duly adopted by the Company effective as of the date first set forth above.

ARVINAS HOLDING COMPANY, LLC

By:	/s/ John Houston
Name: Dr. John D. Houston
Title: President and Chief Executive Officer